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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2007

TERRA NOVA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32455	98-0434371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bloor Street West, Suite 3400, Toronto, Ontario, Canada	M4W 3E2
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (416) 644-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TERRA NOVA ACQUISITION CORPORATION (“TERRA NOVA”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TERRA NOVA SECURITIES, REGARDING ITS MERGER WITH CLEARPOINT BUSINESS RESOURCES, INC. (“CLEARPOINT”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K OF TERRA NOVA DATED AUGUST 9, 2006. SUCH CURRENT REPORT AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF TERRA NOVA’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN APRIL 2005, IS ASSISTING TERRA NOVA IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. TERRA NOVA AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL MEETING OF TERRA NOVA STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF TERRA NOVA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ TERRA NOVA’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH TERRA NOVA’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ TERRA NOVA’S FINAL PROSPECTUS, DATED APRIL 18, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TERRA NOVA OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: TERRA NOVA ACQUISITION CORPORATION, 2 BLOOR STREET WEST, SUITE 3400, TORONTO, ONTARIO, CANADA M4W 3E2. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

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Item 8.01 Other Events.

On January 10, 2007, Terra Nova Acquisition Corporation (“Terra Nova”) announced that its special meeting of stockholders will be held on February 12, 2007 at 10:00 a.m. eastern time and that stockholders of record as of January 19, 2007 will be invited to attend the special meeting to vote on five proposals, including (i) the approval of the Agreement and Plan of Merger, dated August 9, 2006, among Terra Nova, CPBR Acquisition, Inc., ClearPoint Business Resources, Inc. (“ClearPoint”) and the stockholders of ClearPoint, pursuant to which ClearPoint will become a wholly owned subsidiary of Terra Nova, (ii) the approval of amendment to the certificate of incorporation of Terra Nova to change the name of Terra Nova from “Terra Nova Acquisition Corporation” to “ClearPoint Business Resources, Inc.,” (iii) the approval of an amendment to the certificate of incorporation of Terra Nova to increase its authorized capitalization, (iv) the approval of an amendment to the certificate of incorporation of Terra Nova to remove those provisions that will no longer be operative upon consummation of the merger, and (v) the approval of the Long-Term Incentive Plan. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit	Description
99.1	Press release of Terra Nova Acquisition Corporation dated January 10, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2007

TERRA NOVA ACQUISITION CORPORATION

By:	/s/ Vahan Kololian
Name:	Vahan Kololian
Title:	Chairman and Chief Executive Officer

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